CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference our reports dated February 19, 2010 for Equity and Income Portfolio, Global Value Equity Portfolio, Value Portfolio, High Yield Portfolio and International Growth Equity Portfolio included in the Annual Reports to shareholders for the fiscal year ended December 31, 2009, into the Statement of Additional Information in the Registration Statement of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) on Form N-14.
/s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 12, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated April 30, 2010 for Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, and Invesco Van Kampen V.I. Government Fund, that are incorporated by reference in the Proxy Statement/Prospectus in the Registration Statement of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) on Form N-14.
We also consent to the use of our reports dated February 19, 2010 for Van Kampen Life Investment Trust Capital Growth Portfolio, Van Kampen Life Investment Trust Comstock Portfolio, and Van Kampen Life Investment Trust Goverment Portfolio, that are incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s independent registered public accounting firm under the caption “Financial Statements” and to the incorporation by reference of our reports dated February 19, 2010 for Van Kampen Life Investment Trust Capital Growth Portfolio, Van Kampen Life Investment Trust Comstock Portfolio, and Van Kampen Life Investment Trust Government Portfolio, in the Statement of Additional Information dated April 30, 2010 of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), that is incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) on Form N-14.
/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 11, 2010